Net debt	12 Months Ended
Jun. 30, 2019
Text block [abstract]
Net debt

Financial management

19    Net debt

The Group seeks to maintain a strong balance sheet and deploys its capital with reference to the Capital Allocation Framework.

The Group monitors capital using the net debt balance and the gearing ratio, being the ratio of net debt to net debt plus net assets.

	2019		2018
US$M	Current	Non-current	Current	Non-current
Interest bearing liabilities
Bank loans	508	1,990	308	2,247
Notes and debentures	1,002	20,527	2,228	21,070
Finance leases	65	650	77	725
Bank overdraft and short-term borrowings	20	–	58	–
Other	66	–	65	27

Total interest bearing liabilities	1,661	23,167	2,736	24,069

Less cash and cash equivalents
Cash	2,210	–	1,065	–
Short-term deposits	13,403	–	14,806	–

Total cash and cash equivalents	15,613	–	15,871	–

Net debt		9,215		10,934

Net assets		51,824		60,670

Gearing		15.1%		15.3%

Cash and short-term deposits are disclosed in the cash flow statement net of bank overdrafts and interest bearing liabilities at call.

	2019	2018	2017
	US$M	US$M	US$M
Total cash and cash equivalents	15,613	15,871	14,153
Bank overdrafts and short-term borrowing	(20)	(58)	(45)

Total cash and cash equivalents, net of overdrafts	15,593	15,813	14,108

Recognition and measurement

Cash and short-term deposits in the balance sheet comprise cash at bank and on hand and highly liquid cash deposits with short-term maturities that are readily convertible to known amounts of cash with insignificant risk of change in value. The Group considers that the carrying value of cash and cash equivalents approximate fair value due to their short term to maturity.

Cash and cash equivalents includes US$108 million (2018: US$98 million) restricted by legal or contractual arrangements.

Interest bearing liabilities and cash and cash equivalents include balances denominated in the following currencies:

	Interest bearing liabilities		Cash and cash equivalents
	2019	2018	2019	2018
	US$M	US$M	US$M	US$M
USD	12,485	12,981	9,214	7,024
EUR	7,680	9,070	6	5,845
GBP	3,118	3,104	48	1,560
AUD	951	1,077	3,023	9
CAD	594	573	3,092	1,301
Other	–	–	230	132

Total	24,828	26,805	15,613	15,871

The Group enters into derivative transactions to convert the majority of its exposures above into US dollars. Further information on the Group’s risk management activities relating to these balances is provided in note 21 ‘Financial risk management’.

Liquidity risk

The Group’s liquidity risk arises from the possibility that it may not be able to settle or meet its obligations as they fall due and is managed as part of the portfolio risk management strategy. Operational, capital and regulatory requirements are considered in the management of liquidity risk, in conjunction with short-term and long-term forecast information.

Recognising the cyclical volatility of operating cash flows, the Group has defined minimum target cash and liquidity buffers to be maintained to mitigate liquidity risk and support operations through the cycle.

The Group’s strong credit profile, diversified funding sources, its minimum cash buffer and its committed credit facilities ensure that sufficient liquid funds are maintained to meet its daily cash requirements.

Standard & Poor’s credit rating of the Group remained at the A level with stable outlook throughout FY2019. Moody’s upgraded its credit rating of the Group from A3 to A2 on 31 October 2018 with a stable outlook thereafter in FY2019.

There were no defaults on the Group’s liabilities during the period.

Counterparty risk

The Group is exposed to credit risk from its financing activities, including short-term cash investments such as deposits with banks and derivative contracts. This risk is managed by Group Treasury in line with the counterparty risk framework, which aims to minimise the exposure to a counterparty and mitigate the risk of financial loss through counterparty failure.

Exposure to counterparties is monitored at a Group level across all products and includes exposure with derivatives and cash investments.

Investments and derivatives are only transacted with approved counterparties who have been assigned specific limits based on a quantitative credit risk model. These limits are updated at least bi-annually. Additionally, derivatives are subject to tenor limits and investments are subject to concentration limits by rating.

Derivative fair values are inclusive of valuation adjustments that take into account consideration of both the counterparty and the Group’s risk of default.

Standby arrangements and unused credit facilities

The Group’s committed revolving credit facility operates as a back-stop to the Group’s uncommitted commercial paper program. The combined amount drawn under the facility or as commercial paper will not exceed US$6.0 billion. As at 30 June 2019, US$ nil commercial paper was drawn (2018: US$ nil). The revolving credit facility has a five-year maturity ending 7 May 2021. A commitment fee is payable on the undrawn balance and an interest rate comprising an interbank rate plus a margin applies to any drawn balance. The agreed margins are typical for a credit facility extended to a company with the Group’s credit rating.

Maturity profile of financial liabilities

The maturity profile of the Group’s financial liabilities based on the undiscounted contractual amounts, taking into account the derivatives related to debt, is as follows:

2019 US$M	Bank loans, debentures and other loans	Expected future interest payments	Derivatives related to debentures	Other derivatives	Obligations under finance leases	Trade and other payables(1)	Total
Due for payment:
In one year or less or on demand	1,587	864	200	64	110	6,555	9,380
In more than one year but not more than two years	4,107	775	226	1	110	5	5,224
In more than two years but not more than five years	5,513	1,864	558	–	307	–	8,242
In more than five years	11,662	4,896	1,102	–	501	–	18,161

Total	22,869	8,399	2,086	65	1,028	6,560	41,007

Carrying amount	24,113	–	958	65	715	6,560	32,411

2018 US$M	Bank loans, debentures and other loans	Expected future interest payments	Derivatives related to debentures	Other derivatives	Obligations under finance leases	Trade and other payables(1)	Total
Due for payment:
In one year or less or on demand	2,647	682	302	17	127	5,788	9,563
In more than one year but not more than two years	1,545	957	188	1	113	3	2,807
In more than two years but not more than five years	8,019	2,203	823	–	335	–	11,380
In more than five years	13,287	5,519	1,191	–	590	–	20,587

Total	25,498	9,361	2,504	18	1,165	5,791	44,337

Carrying amount	26,003	–	1,213	18	802	5,791	33,827

(1)	Excludes input taxes of US$162 million (2018: US$189 million) included in other payables. Refer to note 9 ‘Trade and other payables’.